Pursuant to Rule 497(e)

Registration No. 333-11283

SunAmerica Focused Series, Inc. (the “Fund”)

Focused Large-Cap Growth Portfolio

Focused Large-Cap Value Portfolio

Focused Value Portfolio

Focused Mid-Cap Value Portfolio

Focused Small-Cap Value Portfolio

Focused Growth and Income Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated July 22, 2008

to the Prospectus dated February 28, 2008,

as Supplemented on March 20, 2008 and July 2, 2008

On July 21, 2008, the Board of Directors (the “Board”) of the Fund approved a number of changes to the Portfolios, effective August 22, 2008. The Board approved a change in the number of securities the Portfolios are permitted to hold. Effective August 22, 2008, each Portfolio will be permitted to invest in between 30 to 50 securities generally, although an Adviser may, in its discretion, hold less than 30 securities. Accordingly, effective August 22, 2008, the second paragraph in the left hand column of page 2 of the Prospectus in the section “Portfolio Highlights—Q&A” is hereby deleted and replaced with the following:

“A focused strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Focused Large-Cap Growth Portfolio, Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio and Focused Technology Portfolio will generally hold between 30 to 50 securities, although an Adviser may, in its discretion, hold less than 30 securities. Each Adviser to the Focused International Equity Portfolio will generally invest in up to 20 securities and this Portfolio will generally hold up to a total of 60 securities. Each Adviser to the Focused StarALPHA Portfolio will generally invest in up to 10 securities and this Portfolio will generally hold 30 to 50 securities depending on the number of Advisers that it employs. The Focused Dividend Strategy Portfolio will generally hold up to 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage a Portfolio or a portion of a Portfolio’s assets. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.”

The Board also approved changes to provide for the portfolio management of each Portfolio to change from a multi-manager structure to a single-manager structure. AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) will remain the investment adviser of each Portfolio; however, effective August 22, 2008, each Portfolio will be advised by a single Adviser.

Effective August 22, 2008, on page 3 of the Prospectus, under the section “Additional Information About the Portfolios,” the entire paragraph is hereby deleted and replaced with the following:

“Each Portfolio is managed by a single Adviser, except for the Focused International Equity Portfolio and the Focused StarALPHA Portfolio. The Focused International Equity Portfolio provides investors with access to three different Advisers, and the Focused StarALPHA Portfolio provides investors with access to three to five different Advisers, each with a distinct methodology. The term “Adviser” refers to subadvisers selected by

AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”), the Portfolios’ investment adviser, and AIG SunAmerica to the extent it manages all or a portion of a Portfolio. In addition, the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Mid-Cap Growth Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio and Focused International Equity Portfolio all have principal investment techniques which require 80% of each Portfolio’s assets be invested consistently with its name. A Portfolio may change this technique without shareholder approval; however, shareholders will receive 60 days’ notice prior to any such change.”

At this same meeting, the Board approved an amendment to the Investment Advisory and Management Agreement between AIG SunAmerica and the Fund (the “Advisory Agreement”), pursuant to which the advisory fee payable to AIG SunAmerica will be decreased, effective August 22, 2008, with respect to the following Portfolios: (i) with respect to the Focused Large-Cap Value Portfolio and the Focused Small-Cap Value Portfolio, the advisory fee will be decreased from an annual rate of 1.00% of each of the Portfolio’s average daily net assets to an annual rate of 0.75% of each of the Portfolio’s average daily net assets and (ii) with respect to the Focused Large-Cap Growth Portfolio, the advisory fee will be decreased from an annual rate of 0.85% of the Portfolio’s average daily net assets to an annual rate of 0.75% of the Portfolio’s average daily net assets. The advisory fee payable to AIG SunAmerica with respect to the other Portfolios will remain the same. The transition from a multi-manager structure to single manager structure may cause the Portfolios to incur transaction costs associated with the restructuring of the portfolio holdings of the Portfolios, and may also result in increased realized gains or losses that could therefore affect the level of taxable distributions to shareholders. The specific Adviser changes for each Portfolio are discussed below.

Focused Large-Cap Growth Portfolio. The Board approved the termination of AIG SunAmerica’s current Subadvisory Agreements with BlackRock Investment Management, LLC (“BlackRock”), Marsico Capital Management, LLC (“MCM”) and Janus Capital Management LLC (“Janus”). Effective August 22, 2008, AIG SunAmerica will assume portfolio management responsibilities for the entire Portfolio, and Mr. John Massey will serve as portfolio manager. As discussed above, the advisory fee payable to AIG SunAmerica pursuant to the Advisory Agreement will decrease, effective August 22, 2008, from an annual rate of 0.85% of the Portfolio’s average daily net assets to an annual rate of 0.75% of the Portfolio’s average daily net assets.

Focused Large-Cap Value Portfolio. The Board approved the termination of AIG SunAmerica’s current Subadvisory Agreements with Dreman Value Management LLC (“Dreman”) and BlackRock. Effective August 22, 2008, AIG SunAmerica, which currently manages a portion of the assets of the Portfolio, will assume portfolio management responsibilities for the entire Portfolio, and Mr. Steven A. Neimeth will serve as portfolio manager. As discussed above, the advisory fee payable to AIG SunAmerica pursuant to the Advisory Agreement will decrease, effective August 22, 2008, from an annual rate of 1.00% of the Portfolio’s average daily net assets to an annual rate of 0.75% of the Portfolio’s average daily net assets.

Focused Value Portfolio. The Board approved the termination of AIG SunAmerica’s current Subadvisory Agreements with Northern Trust Investments, N.A. (“NTI”), Third Avenue Management LLC (“Third Avenue”), and J.P. Morgan Investment Management Inc. (“J.P. Morgan”), and approved a new Subadvisory Agreement between AIG SunAmerica and Kinetics Asset Management, Inc. (“Kinetics”), pursuant to which Kinetics will be responsible for managing the assets of the entire Portfolio. Effective August 22, 2008, Kinetics will assume portfolio management responsibilities for the entire Portfolio, and Mr. Peter B. Doyle and Mr. Murray Stahl will serve as portfolio managers. An Information Statement containing more detailed information about Kinetics and the new Subadvisory Agreement will be mailed to shareholders no later than 60 days after the effective date of the new Subadvisory Agreement.

Focused Mid-Cap Value Portfolio. The Board approved the termination of AIG SunAmerica’s current Subadvisory Agreements with Kinetics and Keeley Asset Management Corp. (“Keeley”). Effective August 22, 2008, Delafield Asset Management, a division of Reich & Tang Asset Management, LLC (“Reich & Tang”), which currently manages a portion of the Portfolio, will assume portfolio management responsibilities for the entire Portfolio, and Mr. Vincent Sellecchia, Mr. Charles W. Neuhauser and Mr. Donald Wang will serve as portfolio managers.

Focused Small-Cap Value Portfolio. The Board approved the termination of AIG SunAmerica’s current Subadvisory Agreements with Allegiant Asset Management Company (“Allegiant”) and Dreman. Effective August 22, 2008, AIG SunAmerica, which currently manages a portion of the assets of the Portfolio, will assume portfolio management responsibilities for the entire Portfolio, and Mr. Daniel Lew will serve as portfolio manager. As discussed above, the advisory fee payable to AIG SunAmerica pursuant to the Advisory Agreement will decrease, effective August 22, 2008, from an annual rate of 1.00% of the Portfolio’s average daily net assets to an annual rate of 0.75% of the Portfolio’s average daily net assets.

Focused Growth and Income Portfolio. The Board approved the termination of AIG SunAmerica’s current Subadvisory Agreements with Thornburg and MCM, and approved a new Subadvisory Agreement between AIG SunAmerica and BlackRock, pursuant to which BlackRock will be responsible for managing the assets of the entire Portfolio. Effective August 22, 2008, AIG SunAmerica, which currently is responsible for managing a portion of the Portfolio, will no longer manage any portion of the Portfolio; however, AIG SunAmerica will remain as the Portfolio’s investment adviser. Effective August 22, 2008, BlackRock will assume portfolio management responsibilities for the entire Portfolio, and Mr. Robert C. Doll, Jr. and Mr. Daniel Hanson will serve as portfolio managers. An Information Statement containing more detailed information about BlackRock and the new Subadvisory Agreement will be mailed to shareholders no later than 60 days after the effective date of the new Subadvisory Agreement.

Accordingly, effective August 22, 2008, all references to TimesSquare, Eagle, Oberweis, Dreman, Third Avenue, Northern Trust, J.P. Morgan, Keeley and Allegiant in the Prospectus are hereby deleted and the chart in the section “Information About Advisers,” on page 51 of the Prospectus is hereby deleted and replaced with the following:

Portfolio	Portfolio Management Provided by the following Advisers
Focused Large-Cap Growth Portfolio	AIG SunAmerica

Focused Growth Portfolio	Janus Capital Management, LLC (“Janus”)

Focused Mid-Cap Growth Portfolio	Munder Capital Management (“Munder”)

Focused Small-Cap Growth Portfolio	BAMCO, Inc. (“BAMCO”)

Focused Large-Cap Value Portfolio	AIG SunAmerica

Focused Value Portfolio	Kinetics Asset Management, Inc. (“Kinetics”)

Focused Mid-Cap Value Portfolio	Delafield Asset Management (“Delafield”), a division of Reich & Tang Asset Management, LLC (“Reich and Tang”)

Focused Small-Cap Value Portfolio	AIG SunAmerica

Focused Growth and Income Portfolio	BlackRock Investment Management, LLC (“BlackRock”)

Focused Technology Portfolio	AIG SunAmerica

Portfolio	Portfolio Management Provided by the following Advisers
Focused Dividend Strategy Portfolio	AIG SunAmerica

Focused International Equity Portfolio	Henderson Global Investors (“Henderson”) Harris Associates LLP (“Harris”) Marsico Capital Management, LLC (“MCM”)

Focused StarALPHA Portfolio	BlackRock Kinetics Janus Thornburg Investment Management, Inc. (“Thornburg”) AIG SunAmerica

Additionally, effective August 22, 2008 in the section “Information About Advisers,” on pages 54-66 of the Prospectus, the description of the portfolio managers is hereby deleted and replaced with the following:

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
Focused Large-Cap Growth Portfolio	John Massey, Portfolio Manager and Senior Vice-President (AIG SunAmerica)	Mr. Massey is a Senior Vice President and Portfolio Manager at AIG SunAmerica. Prior to joining AIG SunAmerica in February 2006, Mr. Massey was an Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management from 2001 to 2005. From 1998 to 2001 Mr. Massey was an Investment Officer and a senior analyst covering the healthcare industry with Standard and Poor’s Corporation. Prior to that, he held project finance and merchant banking positions at Marubeni America Corp. Mr. Massey received a B.A. in Economics from University of Southern California.

Focused Growth Portfolio	Ron Sachs, CFA Portfolio Manager and Vice President (Janus)	Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor’s degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

Focused Mid-Cap Growth Portfolio	Tony Y. Dong, CFA Vice Chairman and Senior Portfolio Manager (Munder)	Mr. Dong is Vice Chairman of Munder Capital Management, and is a member of Munder Capital Holdings, LLC’s Board of Directors. He is also a member of the firm’s Executive, Operating and Product Policy committees. Mr. Dong manages Munder’s mid-capitalization core growth discipline and the Munder Mid-Cap Core Growth Fund, is lead manager of the mid-cap/small-cap blend (SMID) discipline, and co-manages the Munder Small-Mid Cap and Small-Mid Cap 130/30 Funds, as well as the Munder Asset Allocation Fund–Balanced. He joined Munder in 1988 as a portfolio manager for Munder’s Growth at a Reasonable Price (GARP) investment discipline. Mr. Dong was promoted to Senior Portfolio Manager in 1994 and to Managing Director, Mid-Cap Equity in 2006. Before joining Munder

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
in 1988, Mr. Dong was an investment officer for the Trust Investment Department of Manufacturers Bank, where he served as an equity securities analyst and portfolio manager for institutional accounts. Mr. Dong holds a B.B.A. (with distinction) from the University of Michigan and an M.B.A. in finance from Wayne State University. He has earned the Chartered Financial Analyst designation and is a member of the CFA Society of Detroit and the CFA Institute.

	Brian S. Matuszak, CFA Senior Equity Analyst (Munder)	Mr. Matuszak, who has nine years of industry experience, analyzes equity securities for Munder’s mid-capitalization core growth and mid-cap/small-cap blend disciplines, as well as their associated mutual funds. He assists with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio. Mr. Matuszak is also a member of the team managing Munder’s REIT discipline, including the Munder Real Estate Equity Investment Fund. Before becoming an equity analyst, Mr. Matuszak served two years as an internal wholesaler for Munder. Prior to joining Munder in 2000, he was a financial advisor for Prudential Securities. Mr. Matuszak also has experience as a micro-economics instructor at Macomb Community College. He earned both a B.B.A. in finance and accounting (with distinction), and a M.S. in applied economics from the University of Michigan. He has earned the Chartered Financial Analyst designation and is a member of both the CFA Society of Detroit and the CFA Institute.

	Larry Cao, CFA Portfolio Manager and Senior Equity Analyst (Munder)	Mr. Cao is co-manager of the Munder International Equity Fund, and a member of the teams responsible for managing the mid-capitalization core growth and mid-cap/small-cap blend investment disciplines, and the Munder Mid-Cap Core Growth Fund. Mr. Cao, who has seven years of investment experience, became a full-time member of the Munder Capital team in 2002. Before that, Mr. Cao held a variety of positions, including U.S. Dollar fixed income portfolio manager at the People’s Bank of China and senior associate at McKinsey & Co. At McKinsey, Mr. Cao helped multinational banking clients develop business processes related to equity research and portfolio management. Mr. Cao earned an M.B.A., cum laude, with a concentration in finance from the University of Notre Dame. He holds a B.A. and an M.A. in Economics from Beijing University, and completed two years of doctoral studies in Economics at Harvard University. He was also a visiting scholar at the Sloan School of Management at the Massachusetts Institute of Technology. He has earned the Chartered Financial Analyst designation and is a member of both the Investment Analysts Society of Detroit and the CFA Institute.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
	Andy Y. Mui, CPA Senior Equity Analyst (Munder)	Mr. Mui analyzes equity securities for Munder’s mid-capitalization core growth and mid-cap/small-cap blend disciplines, as well as their associated funds. He assists with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio. Prior to joining Munder in 2005, Mr. Mui was an equity research associate for Smith Barney Citigroup, RBC Capital Markets, and Bank of America Securities LLC. He began his career as an accountant with Coopers & Lybrand LLP, has worked in accounting and financial analysis at Deloitte & Touche LLP, and has provided independent financial analysis services on a contractual basis. Mr. Mui earned a B.B.A. from the University of Michigan and an M.B.A. from the Tuck School of Business at Dartmouth, and is a Certified Public Accountant.

	Geoffrey A. Wilson, CFA Senior Portfolio Manager (Munder)	Mr. Wilson is a member of the mid-capitalization core growth and mid-cap/small-cap blend portfolio management teams. He is also the lead manager of Munder’s taxable and tax-managed core growth equity investment disciplines. Mr. Wilson joined Munder shortly after its 1985 inception, and has been part of the teams managing large-cap core growth and core growth portfolios following a growth-at-a-reasonable-price approach since that time. Prior to joining Munder, Mr. Wilson was a second vice president/portfolio manager and research specialist for the Manufacturers Bank Trust Investment Department. From 1976 to 1978, Mr. Wilson served as an investment analyst at Wm. C. Roney & Company, a regional brokerage firm. Mr. Wilson received a B.A. in Economics from Albion College and an M.B.A. from the University of Michigan. He is a member, former director and past president of the CFA Society of Detroit, and has earned the Chartered Financial Analyst designation.

Focused Small-Cap Growth Portfolio	Ronald Baron Chairman, Chief Executive Officer, and Chief Investment Officer (BAMCO)	Mr. Baron is the founder, Chairman, Chief Executive Officer and Chief Investment Officer of Baron Capital Group, Inc. and its subsidiaries. BAMCO, established in 1987, is one of its subsidiaries. Mr. Baron has managed money for others on a discretionary basis since 1975. In 1982, he established Baron Capital, Inc. and has been Portfolio Manager of the Baron Funds flagship fund, Baron Asset Fund, and of Baron Growth Fund, since their inceptions.

Focused Large-Cap Value Portfolio	Steven A. Neimeth Portfolio Manager and Senior Vice President (AIG SunAmerica)	Mr. Neimeth is a Senior Vice President and Portfolio Manager at AIG SunAmerica. Prior to joining AIG SunAmerica in April 2004, Mr. Neimeth was the portfolio manager of the Neuberger Berman Large-Cap Value Fund, and between 1997 and 2002, he was a portfolio manager and research analyst at Bear Stearns Asset Management. Mr. Neimeth holds a B.A. from Hobart & William Smith Colleges and an M.B.A. from Johnson School of Management at Cornell University.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
Focused Value Portfolio	Peter B. Doyle Co-Portfolio Manager and Chief Investment Strategist (Kinetics)	Mr. Doyle serves the Chief Investment Strategist and oversees all investment decisions for Kinetics. In early 1996, Mr. Doyle co-founded Kinetics. Mr. Doyle also co-founded Horizon Asset Management, Inc., a New York based investment management and research firm. From 1988 through late 1994, Mr. Doyle was an Investment Officer in Bankers Trust Company’s Investment Services Group. Mr. Doyle received an M.B.A. from Fordham University and a B.S. in Economics from St. John’s University.

	Murray Stahl Co-Portfolio Manager and Director of Research (Kinetics)	Mr. Stahl serves as the Director of Research for Kinetics, he is primarily responsible for research and is authorized to execute transactions in Mr. Doyle’s absence. Mr. Stahl is also a co-portfolio manager of the Kinetics Paradigm Fund and the Kinetics Small Cap Opportunities Fund. Mr. Stahl is also Chairman and a co-founder of Horizon Asset Management. Previously, Mr. Stahl was a portfolio manager and research analyst with Bankers Trust Company for 16 years. While at Bankers Trust Company he managed approximately $600 million of individual, trust and institutional clients’ assets. Mr. Stahl also served as a member of the Equity Strategy Group as well as the Investment Strategy Group, which established asset allocation development. Mr. Stahl holds a B.A. in Economics and an M.A. from the City University of New York and an M.B.A. from Pace University.

Focused Mid-Cap Value Portfolio	Vincent Sellecchia Chief Investment Officer & Chief Operating Officer, Delafield Asset Management, a division of Reich & Tang; Managing Director, Reich & Tang (Delafield)	Mr. Sellecchia began his career in May of 1976 as an investment analyst in the Trust Department of Irving Trust & Co. He worked there for three years before becoming part of the research team of Gabelli & Co. Mr. Sellecchia joined Delafield in October of 1980, the year Delafield was founded. He joined Reich & Tang’s Smaller Cap Equity Team in 1991. Mr. Sellecchia is currently a Managing Director of Reich & Tang, President and co-manager of Delafield Fund, Inc. and Chief Investment Officer & Chief Operating Officer of Delafield. Mr. Sellecchia received his B.A. from Boston College in 1974 and an M.B.A. from New York University in 1976, and achieved his Chartered Financial Analyst designation in 1980.

	Charles W. Neuhauser Analyst/Manager (Delafield)	Mr. Neuhauser has been an Analyst/Manager of Reich & Tang’s Capital Management Group (“CMG”) since October 1998. Prior to joining, he was a Senior Vice President of Investment Counselors of Maryland since 1991. He was a Securities Analyst of Legg Mason Wood Walker, Inc. from May 1989 until July 1991 and a Securities Analyst with Bear Stearns from January 1987 until April 1989. Mr. Neuhauser is a Chartered Financial Analyst and has a B.A. from Columbia University.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
	Donald Wang Analyst/Manager (Delafield)	Mr. Wang is an Analyst/Manager of Reich & Tang’s CMG since March 1999. Prior to joining, he was an Analyst/Portfolio Manager at The Lindner Funds since January 1996. From 1992 to 1995, he was an Analyst/Portfolio Manager with Spare, Kaplan & Bischel and Osterweis Capital Management. From 1989 to 1992, he was a Bank Analyst with Keefe Bruyete & Woods and Prudential Bache. Mr. Wang is a Chartered Financial Analyst and has a B.S. from New York University.

Focused Small-Cap Value Portfolio	Daniel Lew, CFA Portfolio Manager and Senior Vice President (AIG SunAmerica)	Mr. Lew is a Senior Vice President at AIG SunAmerica and has over 20 years experience in the investment industry, focusing the last ten years on the small-cap value category. Prior to joining AIG SunAmerica, Mr. Lew was a portfolio manager at Citizens Advisers and a senior analyst at Strong Capital Management, and has held investment positions at William M. Mercer Investment Consulting, RogersCasey, and Equitable Capital Management. Mr. Lew received a B.S. from Columbia University School of Engineering and Applied Science and M.B.A. from New York University. He is also a member of the New York Society of Security Analysts. Mr. Lew also holds the CFA Charter designation.

Focused Growth and Income Portfolio	Robert C. Doll, Jr. Vice Chairman and Director, Global Chief Investment Officer for Equities, and Lead Portfolio Manager (BlackRock)	Mr. Doll is the lead portfolio manager of the Portfolio and is primarily responsible for the day-to-day management of the Portfolio and the selection of investments. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President and Chief Investment Officer of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

	Daniel Hanson, CFA Director (BlackRock)	Daniel Hanson, CFA, is a Director of BlackRock, Inc. which he joined in 2006 following the merger with MLIM. He has been a member of the Large-Cap Series team responsible for fundamental analysis since he joined MLIM in 2003. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

Focused Technology Portfolio	Andrew Sheridan Portfolio Manager (AIG SunAmerica)	Mr. Sheridan joined AIG SunAmerica in 2003 and is a portfolio manager of the SunAmerica Focused Technology Fund and the Seasons Series Trust Focused Technet Portfolio. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the AIG SunAmerica research team, covering the technology industry. His analysis seeks out stocks offering potential growth at a reasonable price. Prior to joining AIG SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates. He received his BA from St. Lawrence University and his MBA from the Anderson School of Management at the University of California at Los Angeles.

Focused Dividend Strategy Portfolio	Brendan Voege, Portfolio Manager and Vice President (AIG SunAmerica)	Mr. Voege is the manager of the Focused Dividend Strategy Portfolio and the Polaris Dogs of Wall Street funds. In addition, Mr. Voege is a quantitative and portfolio analyst at AIG SunAmerica. Before joining AIG SunAmerica in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems, and between 1998 – 2000, he was a research analyst at John S. Herold, Inc., an independent research firm specializing in the energy sector. Mr. Voege received a B.A. from Fordham University and an M.B.A from Iona College. He also holds a CFA Charter designation.

Focused International Equity Portfolio	Manraj Sekhon, CFA Director and Portfolio Manager (Henderson)	Mr. Sekhon joined Henderson in 2003 and has over 10 years of investment experience. From 1995 to 2003, Mr. Sekhon managed global equities at Merrill Lynch Investment Managers, including two S&P AA-rated Funds. Prior to joining Merrill Lynch Investment Managers, Mr. Sekhon served as Deputy Head of Global Equities at Invesco Asset Management.

	David G. Herro, CFA Chief Investment Officer International Equities and Portfolio Manager (Harris)	Mr. Herro is a Director of International Equities and Portfolio Manager for Harris. Mr. Herro joined Harris in 1992 and has been managing international portfolios since 1986.

	Jim G. Gendelman Portfolio Manager (MCM)	Prior to joining MCM in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs and Co. He holds a bachelor’s degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

Focused StarALPHA Portfolio	Robert C. Doll, Jr. (BlackRock)	See the Focused Growth and Income Portfolio

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
	Peter B. Doyle Portfolio Manager and Chief Investment Strategist (Kinetics)	See the Focused Value Portfolio

	David Decker, CFA Portfolio Manager and Vice President (Janus)	Mr. Decker is the portfolio manager for the Janus portion of the Focused StarALPHA Portfolio, which he has managed since May 2007. Mr. Decker is also portfolio manager of other Janus accounts. Mr. Decker joined Janus in 1992 as a research analyst and has acted as a portfolio manager of other Janus-advised mutual funds since 1996. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. He holds the Chartered Financial Analyst designation.

Alex Motola, CFA Co-Portfolio Manager and Managing Director (Thornburg)

Mr. Motola is managing director and portfolio manager of the Thornburg Core Growth Portfolio. He is a member of the CFA society of New Mexico, where he serves on the Board of Directors. Mr. Motola is directly responsible for the Thornburg Core Growth Portfolio, which he has managed since its inception in 2000. Prior to joining Thornburg, Mr. Motola began his financial career as an investment specialist with CoreLink Financial and later served as a portfolio manager with Insight Capital. He holds a B.A. degree in English, History and Medieval Studies and graduated with Honors and Distinction from the University of California at Santa Barbara. He also holds an MBA from the Haas School of Business, University of California at Berkley.

	Connor Browne, CFA Co-Portfolio Manager and Managing Director (Thornburg)	Mr. Browne joined Thornburg Investment Management in August of 2001 as an associate portfolio manager and in 2006 was promoted to co-portfolio manager for the Value Portfolio and was also named managing director. Mr. Brown graduated Cum Laude from Princeton University with a BA in Economics and a certificate in Finance. He is a CFA charterholder.

	John Massey Portfolio Manager and Senior Vice President (AIG SunAmerica)	See the Focused Large-Cap Growth Portfolio

As discussed above, the Board approved an amendment to the Advisory Agreement, pursuant to which the advisory fee payable to AIG SunAmerica will be decreased, effective August 22, 2008, with respect to the following Portfolios: (i) with respect to the Focused Large-Cap Value Portfolio and the Focused Small-Cap Value Portfolio, the advisory fee will be decreased from an annual rate of 1.00% of each of the Portfolio’s average daily net assets to an annual rate of 0.75% of each of the Portfolio’s average daily net assets, and

(ii) with respect to the Focused Large-Cap Growth Portfolio, the advisory fee will be decreased from an annual rate of 0.85% of the Portfolio’s average daily net assets to an annual rate of 0.75% of the Portfolio’s average daily net assets. Accordingly, effective August 22, 2008, the expense information for the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio and Focused Small-Cap Value Portfolio in the tables under “Annual Fund Operating Expenses,” in the section “Portfolio Highlights” on pages 20 through 23 of the Prospectus, is hereby restated as follows to reflect the new advisory fee rates:

	Focused Large-Cap Growth Portfolio
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)	Class A		Class B		Class C		Class Z(5)
Management Fees	0.75%		0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees(4)	0.35%		1.00%		1.00%		None
Other Expenses	0.34%		0.38%		0.35%		0.09%

Total Annual Fund Operating Expenses	1.44%		2.13%		2.10%		0.84%

Expense Reimbursement (Recoupment)	—		—		—		—
Net Expenses	1.44	%(6)	2.13	%(6)	2.10	%(6)	0.84	%(6)

	Focused Large-Cap Value Portfolio
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)	Class A	Class B	Class C
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees(4)	0.35%	1.00%	1.00%
Other Expenses	0.32%	0.41%	0.36%

Total Annual Fund Operating Expenses	1.42%	2.16%	2.11%

Expense Reimbursement (Recoupments)	—	(0.00)%	—
Net Expenses	1.42%(6)(7)	2.16%(6)(7)	2.11%(6)(7)

	Focused Small-Cap Value Portfolio
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)	Class A	Class B	Class C
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees(4)	0.35%	1.00%	1.00%
Other Expenses	0.34%	0.40%	0.36%

Total Annual Fund Operating Expenses	1.44%	2.15%	2.11%

Expense Reimbursement (Recoupments)	—	(0.02)%	—
Net Expenses	1.44%(6)(7)	2.17%(6)(7)	2.11%(6)(7)

(4)

Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5)	Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs.

(6)

Through directed brokerage arrangements, a portion of the Portfolios’ expenses have been reduced. “Other Expenses” do not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account “Net Expenses” for each class would have been as follows:

Portfolio	Class A	Class B	Class C	Class I	Class Z
Focused Large-Cap Growth	1.42%	2.11%	2.08%	N/A	0.82%
Focused Growth	1.68	2.36	2.36	N/A	N/A
Focused Mid-Cap Growth	1.66	2.31	2.31	N/A	N/A
Focused Small-Cap Growth	1.66	2.36	2.34	1.61%	N/A
Focused Large-Cap Value	1.41	2.15	2.10	N/A	N/A
Focused Value	1.65	2.32	2.31	N/A	N/A
Focused Mid-Cap Value	1.68	2.33	2.33	N/A	N/A
Focused Small-Cap Value	1.43	2.16	2.10	N/A	N/A
Focused Growth and Income	1.62	2.35	2.29	N/A	N/A
Focused International Equity	1.95	2.60	2.60	N/A	N/A
Focused Technology	1.88	2.52	2.52	N/A	N/A
Focused StarALPHA	1.71	N/A	2.36	N/A	N/A

(7)

Pursuant to an Expense Limitation Agreement, AIG SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

Portfolio	Class A	Class B	Class C	Class I	Class Z
Focused Growth Portfolio	1.72%	2.37%	2.37%	N/A	N/A
Focused Mid-Cap Growth Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Small-Cap Growth Portfolio	1.72	2.37	2.37	1.62%	N/A
Focused Large-Cap Value Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Value Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Mid-Cap Value Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Small-Cap Value Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Dividend Strategy Portfolio	0.95	1.60	1.60	N/A	N/A
Focused Growth and Income Portfolio	1.72	2.37	2.37	N/A	N/A
Focused International Equity Portfolio	1.95	2.60	2.60	N/A	N/A
Focused Technology Portfolio	1.88	2.53	2.53	N/A	N/A
Focused StarALPHA Portfolio	1.72	N/A	2.37	N/A	N/A

These fee waivers and expense reimbursements will continue indefinitely, subject to termination by the Board of Directors, including a majority of the Directors who are not interested persons of the Portfolios, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Disinterested Directors”).

Furthermore, effective August 22, 2008, the information for the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio and Focused Small-Cap Value Portfolio in the table under the section “Portfolio Management” on page 49 of the Prospectus is hereby restated as follows to reflect the new advisory fee rates:

Portfolio	Fee Rate
Focused Large-Cap Growth Portfolio	0.75%
Focused Large-Cap Value Portfolio	0.75%
Focused Small-Cap Value Portfolio	0.75%

The Board also approved an amendment to the Subadvisory Agreement between AIG SunAmerica and Reich & Tang, pursuant to which the subadvisory fee payable by AIG SunAmerica to Reich & Tang with respect to the Focused Mid-Cap Value Portfolio will be decreased so that, effective August 22, 2008, the subadvisory fee payable to Reich & Tang will be 0.45% of average daily net assets on the first $50 million, 0.40% of average daily net assets on the next $100 million and 0.35% of average daily net assets thereafter. Under the Subadvisory Agreement, AIG SunAmerica is solely responsible for payment of fees to Reich & Tang and this amendment does not impact any obligation of the Focused Mid-Cap Value Portfolio pursuant to the Advisory Agreement. Furthermore, this reduction in fees payable to Reich & Tang will not result in any material change in the nature or quality of overall advisory and administrative services provided to the Focused Mid-Cap Value Portfolio pursuant to the Advisory Agreement or Subadvisory Agreement.

Effective August 22, 2008, on page 49 of the Prospectus, under the section “Additional Information About AIG SunAmerica,” the first paragraph is hereby deleted and replaced with the following:

“AIG SunAmerica, as the Focused International Equity Fund’s and Focused StarALPHA Portfolio’s investment manager, will initially allocate the assets of the these Portfolios equally among the Portfolios’ Advisers. AIG SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests equally, unless AIG SunAmerica determines that a different allocation of assets would be in the best interests of the Portfolios and their shareholders. AIG SunAmerica intends to periodically review the asset allocation in the Focused International Equity Portfolio and Focused StarALPHA Portfolio to determine whether the portion of assets managed by any Adviser significantly differs in size from the portions managed by the other Advisers to the these Portfolios. In the event such a significant differential exists, AIG SunAmerica will determine whether to reallocate cash flows among the Advisers differently from the manner described above, in an effort to rebalance the Portfolios’ assets. In some instances, the effect of the reallocation will be to shift assets from a better performing portion of a Portfolio to a portion of the Portfolio with a relatively lower total return. In general, AIG SunAmerica will not rebalance or reallocate the existing assets of the Focused International Equity Portfolio or Focused StarALPHA Portfolio among Advisers.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP3_FOCPR_2-08

Pursuant to Rule 497(e)

Registration No. 333-11283

SunAmerica Focused Series, Inc. (the “Fund”)

SunAmerica Focused Asset Allocation Strategies

Focused Balanced Strategy Portfolio

Focused Equity Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Focused Fixed Income Strategy Portfolio

Focused Multi-Asset Strategy Portfolio

(the “Asset Allocation Portfolios”)

Supplement dated July 22, 2008

to the Prospectus dated February 28, 2008,

as Supplemented on March 13, 2008 and July 1, 2008

The Asset Allocation Portfolios invest in a combination of funds, including other series of the Fund, which serve as Underlying Funds in the Asset Allocation Portfolios. On June 30, 2008, the Board of Directors of the Fund (the “Board”) approved certain changes to the Focused Growth Portfolio, Focused Small-Cap Growth Portfolio, and Focused Mid-Cap Growth Portfolio of the Fund, effective August 4, 2008, including (i) changes in the number of securities the these Portfolios are permitted to hold so that each Portfolio will be permitted to generally invest in between 30 to 50 securities, although an adviser may, in its discretion, hold less than 30 securities, and (ii) changes in the portfolio management of these Portfolios to provide for portfolio management by one adviser, in lieu of the current multi-manager strategy. On July 21, 2008, the Board approved similar changes with respect to the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio and Focused Growth and Income Portfolio of the Fund, effective August 22, 2008. Accordingly, effective August 22, 2008, the first paragraph on page 31 under the heading “INFORMATION ABOUT THE UNDERLYING FUNDS,” is hereby deleted and replaced with the following:

“A focused strategy is one in which an adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Focused Large-Cap Growth Portfolio, Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio and Focused Technology Portfolio will generally hold between 30 to 50 securities, although an adviser may, in its discretion, hold less than 30 securities. Each adviser to the Focused International Equity Portfolio will generally invest in up to 20 securities and this Portfolio will generally hold up to a total of 60 securities. Each adviser to the Focused StarALPHA Portfolio will generally invest in up to 10 securities and this Portfolio will generally hold 30 to 50 securities depending on the number of advisers that it employs. The Focused Dividend Strategy Portfolio will generally hold up to 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage a Portfolio or a portion of a Portfolio’s assets. Each adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP3_AAPRO_2-08

SunAmerica Focused Series, Inc. (the “Fund”)

Focused Large-Cap Growth Portfolio

Focused Large-Cap Value Portfolio

Focused Value Portfolio

Focused Mid-Cap Value Portfolio

Focused Small-Cap Value Portfolio

Focused International Equity Portfolio

Focused Growth and Income Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated July 22, 2008

to the Statement of Additional Information (“SAI”) dated February 28, 2008, as supplemented on March 20, 2008, June 10, 2008 and July 1, 2008

Effective August 22, 2008, all references to TimesSquare, Eagle, Oberweis, Dreman, Third Avenue, Northern Trust, J.P. Morgan, Keeley and Allegiant in the Statement of Additional Information are hereby deleted.

In addition, effective August 22, 2008, the information for the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio and Focused Small-Cap Value Portfolio in the table under the section “Advisers, Personal Securities Trading, Distributor and Administrator,” under the sub-heading “The Advisers” on page B-64 of the SAI, is hereby restated to reflect the new advisory fee rates:

Portfolio	Advisory Fee Rate
Focused Large-Cap Growth Portfolio	0.75%
Focused Large-Cap Value Portfolio	0.75%
Focused Small-Cap Value Portfolio	0.75%

In addition, effective August 22, 2008, the first three paragraphs, under the section “Advisers, Personal Securities Trading, Distributor and Administrator,” under the sub-heading “The Advisers,” on pages B-67 through B-69 of the SAI, are hereby deleted and replaced with the following:

“Each of the Advisers is independent of AIG SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision by AIG SunAmerica, which pays the other Advisers’ fees, and pursuant to various Subadvisory agreements with AIG SunAmerica. The Advisers are as follows: BAMCO, Inc. (“BAMCO”), BlackRock Investment Management, LLC (“BlackRock”), Harris Associates LLP (“Harris”), Henderson Global Investors (“Henderson”), Janus Capital Management LLC (“Janus”), Kinetics Asset Management, Inc. (“Kinetics”), Marsico Capital Management, LLC (“MCM”), Munder Capital Management (“Munder”), Reich & Tang Asset Management, LLC (“Reich & Tang”), and Thornburg Investment Management, Inc. (“Thornburg”). AIG SunAmerica advises a portion of the StarALPHA Portfolio and manages the Dividend Strategy Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Small-Cap Value Portfolio and Technology Portfolio by itself.

1

Portfolio	Adviser(s)
Focused Large-Cap Growth Portfolio	AIG SunAmerica

Focused Growth Portfolio	Janus

Focused Mid-Cap Growth Portfolio	Munder

Focused Small-Cap Growth Portfolio	BAMCO

Focused Large-Cap Value Portfolio	AIG SunAmerica

Focused Value Portfolio	Kinetics

Focused Mid-Cap Value Portfolio	Reich & Tang

Focused Small-Cap Value Portfolio	AIG SunAmerica

Focused Growth and Income Portfolio	BlackRock

Focused International Equity Portfolio	Harris Henderson MCM

Focused Technology Portfolio	AIG SunAmerica

Focused Dividend Strategy Portfolio	AIG SunAmerica

Focused StarALPHA Portfolio	BlackRock Kinetics Janus Thornburg AIG SunAmerica

As described in the Prospectus, AIG SunAmerica, as the Focused StarALPHA Portfolio’s and Focused International Equity Portfolio’s investment manager, will initially allocate the assets of the Portfolios equally among the Portfolios’ Advisers. AIG SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests equally, unless AIG SunAmerica determines that a different allocation of assets would be in the best interests of either of the Portfolios and its shareholders. AIG SunAmerica intends to periodically review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser significantly differs from that portion managed by any other Adviser to the Portfolios. In the event such a significant differential exists, AIG SunAmerica will determine whether to reallocate cash flows among the Advisers differently from the manner described above, in an effort to rebalance Focused International Equity Portfolio’s or Focused StarALPHA Portfolio’s assets. In some instances, the effect of the reallocation will be to shift assets from a better performing portion of the Portfolio to a portion of the Portfolio with a relatively lower total return. In general, AIG SunAmerica will not rebalance or reallocate the existing assets of the Focused International Equity Portfolio or Focused StarALPHA Portfolio among Advisers.

2

In addition, effective August 22, 2008, the first paragraph and accompanying table under the section “Adviser, Personal Securities Trading, Distributor and Administrator,” under the sub-heading “Additional Information about the Portfolio Managers,” on pages B-71 through B-72 of the SAI, are hereby deleted and replaced with the following:

“The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of October 31, 2007 (unless otherwise noted) is provided in the table below.

			Other Accounts (As of October 31, 2007, except as otherwise specified)
			Registered Investment Companies			Pooled Investment Vehicles		Other Accounts
Portfolio	Advisers/ Sub-adviser	Portfolio Manager	No. of Accounts		Assets ($millions except as noted)	No. of Accounts	Assets ($millions except as noted)	No. of Accounts		Assets ($millions except as noted)
Large-Cap Growth Portfolio	AIG SunAmerica	John Massey*	5		$887.9 billion	0	None	0		None
Growth Portfolio	Janus	Ron Sachs*	17		$25.1 billion	1	$55.4	9	†	$1.6 billion
Mid-Cap Growth Portfolio	Munder	Tony Dong	7		$4.87 billion	50	$1.51 billion	28		$428.1
		Brian Matuszak	7		$4.91 billion	52	$1.53 billion	35		$433.7
		Andy Mui	6		$4.86 billion	50	$1.51 billion	33		$425.8
		George Sanders II	6		$4.86 billion	50	$151.1 billion	27		$425.3
		Geoff Wilson	6		$4.86 billion	57	$1.64 billion	76		$539.5
Small-Cap Growth Portfolio	BAMCO	Ronald Baron	8		$16.9 billion	5	$264	56		$655
Large-Cap Value Portfolio	AIG SunAmerica	Steven Neimeth	7		$776.1	0	None	0		None
Value Portfolio	Kinetics	Peter B. Doyle*	15		$9,467	9	$3,468	1,725		$2,650
		Murray Stahl*	4		$310	6	$831	2,038		$5,449
Mid-Cap Value Portfolio	Reich & Tang	Vincent Sellecchia	2		$802.3	4	$55.8	77	††	$460.9
Small-Cap Value Portfolio	AIG SunAmerica	Daniel Lew	0		None	0	None	0		None
Growth and Income Portfolio	BlackRock	Robert C. Doll*	23		$21.3 billion	13	$7.7 billion	20		$3.6 billion
		Daniel Hanson*	23		$21.3 billion	13	$7.7 billion	20		$3.6 billion
		Daniel Hanson	23		$21.3 billion	13	$7.7 billion	20		$3.6 billion
International Equity Portfolio	Henderson	Manraj Sekhon	0		None	7	$526.5	1		$450
	Harris	David G. Herro	8		$14.9 billion	9	$2.6 billion	13		$3.0 billion
	MCM	Jim Gendelman	19		$14.5 billion	0	None	16		$1.5 billion
Technology Portfolio	AIG SunAmerica	Andrew Sheridan	1		$12.2	0	None	0		None
Dividend Strategy Portfolio	AIG SunAmerica	Brendan Voege	1		$87.5	0	None	0		None
StarALPHA Portfolio	AIG SunAmerica	John Massey	4		$484.8	0	None	0		None
	BlackRock	Robert C. Doll	18		$21.3 billion	9	$7.9 billion	22		3.9 billion
	Thornburg	Alex Motola	5		$3.7 billion	0	None	31		$66.4
		Connor Brawne	7		$6 billion	6	$1.5	2,842		$11.5 billion
	Kinetics	Peter B. Doyle	7		$11.7 billion	8	$6.5 billion	1,591		$2.4 billion
	Janus	David Decker	3	[1]	9.5 billion	0	None	7		235

*	Account information for Mr. Sachs, Mr. Massey, Mr. Doyle and Mr. Stahl is provided as of April 30, 2008.
Account information for Mr. Doll and Mr. Hanson is provided as of December 31, 2007.
Account information for Mr. Stahl and Mr. Doyle is provided as of March 31, 2008.
†	One of the accounts included in the total, consisting of $294.3 million of total assets, has a performance-based advisory fee.
††	One of the accounts included in the total, consisting of $79.0 million of the total assets, has a performance-based advisory fee.
[1]	Two of the accounts included in the total, consisting of $8.7 billion of the total assets, have a performance-based advisory fee.”

3

In addition, effective August 22, 2008, , the table under the section “Adviser, Personal Securities Trading, Distribution and Administrator,” under the sub-heading “Portfolio Manager Ownership of Fund Shares,” on page B-73 through B-74 of the SAI, is hereby deleted and replaced with the following:

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of December 31, 2007 (unless otherwise noted):

Portfolio	Name of Adviser	Name of Portfolio Manager(s)	Dollar Range of Equity Securities owned in each Fund managed by the named Portfolio Manager
Large-Cap Growth Portfolio	AIG SunAmerica	John Massey*	None
Growth Portfolio	Janus	Ron Sachs	None
Mid-Cap Growth Portfolio	Munder	Tony Dong	None
		Brian Matuszak	None
		Andy Mui	None
Small-Cap Growth Portfolio	BAMCO	Ronald Baron	None
Large-Cap Value Portfolio	AIG SunAmerica	Steven Neimeth	Focused Large-Cap Value $100,001 - $500,000
Value Portfolio	Kinetics	Peter B. Doyle*	None
		Murray Stahl*	None
Mid-Cap Value Portfolio	Reich & Tang	Vincent Sellechia	None
		Dennis Delafield	None
		Charles W. Neuhauser	None
		Donald Wang	None
Small-Cap Value Portfolio	AIG SunAmerica	Daniel Lew	None
Growth and Income Portfolio	BlackRock	Robert Doll*	None
Growth and Income Portfolio	BlackRock	Daniel Hanson	None

International Equity Portfolio	Henderson	Manraj Sekhon	None
International Equity Portfolio	Harris	David G. Herro	None
International Equity Portfolio	MCM	Jim Gendelman	None

Technology Portfolio	AIG SunAmerica	Andrew Sheridan	None
Dividend Strategy	AIG SunAmerica	Brendan Voege	$1 - $10,000
StarALPHA Portfolio	BlackRock	Robert C. Doll	None
	Kinetics	Peter B. Doyle	None
	Janus	David Decker	None
	Thornburg	Alex Motola	None
	AIG SunAmerica	John Massey	None

*	Information regarding Mr. Massey, Mr. Sachs, Mr. Doyle, Mr. Stahl, Mr. Doll and Mr. Hanson is provided as of April 30, 2008.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

SAI_SUP4_FOCPR_2-08

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